UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
(Amendment No. 2)

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2019

Simlatus Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-53276	20-2675800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

175 Joerschke Dr, Suite A
Grass Valley, California 95945
(Address of principal executive offices)

(530) 215-3437
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

As reported on our Current Report on Form 8-K filed with the Securities and Exchange Commission on December 31, 2018, Simlatus Corp. closed the merger transaction (the “Merger”) that was the subject of that certain Agreement and Plan of Merger (the “Merger Agreement”) with Satel Group, Inc. dated November 13, 2018. Satel Group, Inc. merged with and into Simlatus, with Satel remaining as the surviving entity. The merger is treated as a “reverse merger” under the purchase method of accounting, with Satel as the accounting acquirer.

Simlatus Corp. (“the Company”) is filing this Current Report on Form 8-K/A (“Amendment No. 2”) to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on December 31, 2018 (the “Initial Report”), and to amend its Current Report on Form 8-K/A filed with the Securities and Exchange Commission on May 14, 2019 (“Amendment No. 1”).

On May 17, 2019, the Company filed an 8-K pursuant to Item 4.02 for non-reliance of previously issued financial statements or related audit report or completed interim review. The Company noted that due to errors described in this Item 4.02, disclosure should be made, and action taken to prevent future reliance on its previously filed 8-K/A Amendment No. 1, filed on May 14, 2019. On May 17, 2019, management concluded that the Company’s Form 8-K/A Amendment No 1 that was related to its acquisition of Satel Group, Inc. did not include the Satel Group 2017 and 2016 audited financial statements, financial statements for the nine-month period ended September 30, 2018 and 2017, and pro forma financial statements. In addition, the financial statements were not reviewed by the independent auditor, M&K CPAS, PLLC, whose consent letter was also incorrectly omitted.

In light of the errors identified above, the Company’s previously filed financial statements and other financial information included in the 8-K/A Amendment No. 1 filed on May 14, 2019 should not be relied upon.

The purpose of this amended filing is to enclose the corrected audited financial statements of Satel Group, Inc. for the years ended December 31, 2017 and 2016, the unaudited financial statements for Satel Group, Inc. for the periods ended September 30, 2018 and 2017, and pro forma financial statements, as required, and can be relied upon.

Exhibits

99.1	Audited financial statements of Satel Group, Inc. for the years ended December 31, 2017 and 2016

99.2	Unaudited financial statements of Satel Group, Inc. for the nine months ended September 30, 2018 and 2017

99.3	Unaudited pro forma condensed combined financial statements of Satel Group, Inc. and Simlatus Corp. as of December 31, 2017 and September 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simlatus Corp.

Date: June 28, 2019	By:	/s/ Richard Hylen
Richard Hylen Chief Executive Officer (Principal Executive Officer)